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                                                                   Exhibit 10.10

                    AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT


          THIS AMENDMENT, dated as of May 15, 1996, is by and between PGI Polymer Inc., a Delaware corporation formerly known as Polymer Group, Inc. (the "Company"), FiberTech Group, Inc., a Delaware corporation ("FiberTech"), Golder, Thoma, Cressey Fund III Limited Partnership, an Illinois limited partnership, as successor in interest to ZBG Partners, and Jerry Zucker (the "Executive").

          WHEREAS, the parties hereto are parties to a Management Agreement dated as of October 21, 1992, as subsequently amended as of June 24, 1994 and March 15, 1995 (the "Management Agreement");

          WHEREAS, pursuant to an Exchange Agreement dated as of June 29, 1994 (the "Exchange Agreement"), the Executive exchanged certain shares of capital stock of the Company for shares of capital stock of Polymer Group, Inc., a Delaware corporation ("New PGI");

          WHEREAS, New PGI is contemporaneously with the execution hereof consummating an initial public offering of its common stock; and

          WHEREAS, the parties hereto desire to amend certain provisions of the Management Agreement as set forth herein.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Vesting. Notwithstanding anything to the contrary contained in the Management Agreement, all Executive Stock shall be Vested Stock as of the date hereof.

          2.   Amendments.

          (i) The following definition set forth in Section 1 of the Management Agreement is hereby amended in its entirety to read as follows:

          "Credit Agreement" means the Amended and Restated Credit Agreement dated as of May 15, 1996 among Polymer Group, Inc. and its subsidiaries and the Chase Manhattan Bank, N.A. and certain other lenders, as the same may be amended, modified or amended and restated from time to time.

          (ii) The definitions of "Vested Stock" and "Unvested Stock" set forth in Section 1 of the Management Agreement are hereby deleted in their entirety.

          (iii) Paragraphs (e) and (f) of Section 2 and any definitions which are not used
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outstide of such paragraphs are hereby deleted in their entirety.

          (iv) Sections 3, 4 and 6 of the Management Agreement and any definitions which are not used outstide of such sections are hereby deleted in their entirety.

          3. Counterparts. This Amendment may be executed in counterparts each of which may contain the signature of only one party but each such counterpart shall be deemed an original and all such counterparts taken together shall constitute one and the same Amendment.

          4. Effect of Amendment. The Management Agreement, as previously amended and otherwise as in effect immediately prior to this Amendment, continues in full force and effect in accordance with the original terms thereof, except and to the extent amended hereby. All references in the Management Agreement shall, from and after the effective date of this Amendment, refer to the Management Agreement as amended hereby.

          5. Definitions. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the Management Agreement.

          6. Governing Law. All questions concerning the construction, validity and interpretation of this Amendment will be governed by the internal law, and not the law of conflicts, of the State of Delaware.

                             *    *    *    *    *

                                      -2-
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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment
No. 3 to Management Agreement as of the date first above written.


                                    POLYMER GROUP, INC.

                                    By:  /s/ James G. Boyd
                                         ---------------------------------------

                                    Its: Executive Vice President, Treasurer and
                                         Secretary
                                         ---------------------------------------


                                    FIBERTECH GROUP, INC.

                                    By:  /s/ James G. Boyd
                                         ---------------------------------------

                                    Its: Executive Vice President, Treasurer and
                                         Secretary
                                         ---------------------------------------

                                    GOLDER, THOMA, CRESSEY FUND III
                                    LIMITED PARTNERSHIP

                                    By:  Golder, Thoma, Cressey &
                                           Rauner, L.P.
                                    Its: General Partner

                                    By:  /s/ Bruce V. Rauner
                                         ---------------------------------------
                                    Its:  General Partner

                                    /s/ Jerry Zucker
                                    --------------------------------------------
                                    JERRY ZUCKER